Exhibit 10.102

THIRTEENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of April 9, 2008 (the “Amendment Date”) and entered into by and among BANK OF AMERICA, N.A., as lender (the “Lender”), with offices at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, and MEADE INSTRUMENTS CORP., a Delaware corporation, SIMMONS OUTDOOR CORP., a Delaware corporation, and CORONADO INSTRUMENTS, INC., a California corporation (such entities being referred to hereinafter each individually as a “Borrower” and collectively, the “Borrowers”).

WHEREAS, the Lender and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 2002 (as amended, restated or modified from time to time, the “Agreement”);

WHEREAS, the Borrowers have requested that the Lender amend the Agreement in certain respects and the Lender has agreed to such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Section 1.01.          Definitions.  Initially capitalized terms used but not defined in this Amendment have the respective meanings set forth in the Agreement, as amended hereby.

ARTICLE II

Amendments

Section 2.01.          Amendment to Section 7.13.  Clause (f) of Section 7.13 of the Agreement is hereby amended and restated to read in its entirety as follows:

“(f) intercompany unsecured loans from Meade Instruments Europe GmbH & Co., KG in an aggregate principal amount not to exceed $5,000,000; provided that (i) no Default or Event of Default has occurred or is continuing; and (ii) Meade Instruments Europe GmbH & Co., KG enters into a written subordination agreement with Lender in form and substance reasonably acceptable to the Lender.”

Section 2.02.          Amendment to Section 7.15.  Section 7.15 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Except as permitted by Sections 7.10, 7.12 and 7.13, neither the Borrower nor any of its Subsidiaries shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any guaranty of the indebtedness, dividends, or other obligations of any Affiliate.  Notwithstanding the foregoing, the Borrower and its Subsidiaries, subject to the limitations set forth in Section 7.10, may (a) engage in transactions with Affiliates in the ordinary course of business, on terms and amounts and with respect to activities consistent with past practices as have been disclosed to the Lender so long as no Event of Default has occurred and is continuing and (b) repay unsecured loans from Meade Instruments Europe GmbH & Co., KG in an aggregate amount not to exceed $5,000,000, so long as (i) no Default or Event of Default has occurred or is continuing; and (ii) unused Availability after giving effect to such repayment is equal to or greater than the greater of (x) $1,000,000 or (y) 10% of the total Borrowing Base.  For purposes of determining unused Availability under Clause (b)(ii), accounts payable 30 days or greater past due according to their written terms, other than accounts payable subject to a bona fide dispute up to a maximum aggregate amount of $500,000, will be deducted from unused Availability for purposes of this calculation.  Furthermore, the unused Availability requirement of $1,000,000 under Clause (b)(ii)(x) shall be increased by an amount equal to any reductions in the Availability Reserve.  By way of example, if the Availability Reserve is reduced to $250,000, the minimum requirement under Clause (b)(ii)(x) shall be increased to $1,250,000.  If the Availability Reserve is reduced to zero, the minimum requirement under Clause (b)(ii)(x) shall be increased to $1,500,000.”

ARTICLE III

Conditions Precedent

Section 3.01.          Conditions Precedent.  This Amendment shall not be binding upon the Lender until each of the following conditions precedent have been satisfied in form and substance satisfactory to the Lender:

(i)            The representations and warranties contained herein and in the Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(ii)           The Borrowers shall have delivered to the Lender an executed original copy of this Amendment;

(iii)          The Borrowers shall have delivered to the Lender executed original copies of each of the Consents and Reaffirmations attached to this Amendment;

(iv)          The Borrowers shall have paid to the Lender all fees, costs, and expenses owed to and/or incurred by the Lender in connection with this Amendment;

(v)           No Default or Event of Default shall have occurred and be continuing; and

(vi)          All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Lender in its sole and absolute discretion.

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ARTICLE IV

Miscellaneous

Section 4.01.          Acknowledgment.  Each Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Borrower with all of the provisions of this Amendment:  (a) are within its powers and purposes; (b) have been duly authorized or approved by such Borrower; and (c) when executed and delivered by or on behalf of such Borrower, will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms.  Each Borrower reaffirms its obligation to pay all amounts due the Lender under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 4.02.          Loan Documents Unmodified.  Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.  Any lien and/or security interest granted to the Lender in the Collateral set forth in the Agreement or any other Loan Document is and shall remain unchanged and in full force and effect and the Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations thereunder, as modified hereby, and the Borrowers’ obligations hereunder.

Section 4.03.          Parties, Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of each of the Borrowers, the Lender, and their respective successors and assigns.

Section 4.04.          Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which, when taken together shall constitute one and the same instrument.  A facsimile signature shall be deemed effective as an original.

Section 4.05.          Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.06.          Expenses of the Lender.  The Borrowers agree to pay on demand (a) all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender’s legal counsel and the allocated cost of staff counsel, and (b) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel, the allocated cost of staff counsel, and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Section 4.07.          Total Agreement.  This Amendment, the Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

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Section 4.08.          WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE BORROWERS AND THE LENDER IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. WITHOUT LIMITING THE APPLICABILITY OF ANY OTHER PROVISION OF THE AGREEMENT, THE TERMS OF SECTION 12.3 OF THE AGREEMENT SHALL APPLY TO THIS AMENDMENT.

Section 4.09.          RELEASE.  THE BORROWERS EACH HEREBY REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THE BORROWERS’ OBLIGATIONS UNDER THE AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING THIS AMENDMENT.  THE BORROWERS WAIVE AND RELEASE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT.

THE BORROWERS INTEND THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE BORROWERS ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREE THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

“BORROWERS”:

MEADE INSTRUMENTS CORP.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

SIMMONS OUTDOOR CORP.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

CORONADO INSTRUMENTS, INC.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

“LENDER”:

BANK OF AMERICA, N.A.

By:	/s/ Robert M. Dalton
Name:	Robert M. Dalton
Title:	Vice President

CONSENTS AND REAFFIRMATIONS

Each of MEADE INSTRUMENTS EUROPE CORP., a California corporation, and MEADE INSTRUMENTS HOLDINGS CORP., a California corporation, hereby acknowledges the execution of, and consents to, the terms and conditions of that Thirteenth Amendment to Amended and Restated Credit Agreement dated as of April 9, 2008, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (the “Creditor”), and reaffirms its obligations under (a) that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001, made by the undersigned in favor of the Creditor, and (b) that certain Security Agreement (the “Security Agreement”) dated as of September, 2001, by and between the undersigned and the Creditor.  Each of the undersigned acknowledges and agrees that each of the Guaranty and the Security Agreement remain in full force and effect and are hereby ratified and confirmed.

Dated as of April 9, 2008.

MEADE INSTRUMENTS EUROPE CORP.,

a California corporation

	By:	/s/ Paul E. Ross
	Name:	Paul E. Ross
	Title:	Chief Financial Officer

MEADE INSTRUMENTS HOLDINGS CORP.,

a California corporation

	By:	/s/ Paul E. Ross
	Name:	Paul E. Ross
	Title:	Chief Financial Officer

CONSENTS AND REAFFIRMATIONS

Each of MTSC HOLDINGS, INC., a California corporation (“MTSC”), MC HOLDINGS, INC., a California corporation (“MC HOLDINGS”), and MEADE CORONADO HOLDINGS CORP., a California corporation (“MCHC”), hereby acknowledges the execution of, and consents to, the terms and conditions of that Thirteenth Amendment to Amended and Restated Credit Agreement dated as of April 9, 2008, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001 executed in favor of the Creditor and joined by each of the undersigned pursuant to an Instrument of Joinder, dated as of (i) October 25, 2002 with respect to MTSC and MC HOLDINGS, and (ii) December 1, 2004 with respect to MCHC (respectively, the “Instrument”).  Each of the undersigned acknowledges and agrees that each of the Guaranty and Instrument remain in full force and effect and are hereby ratified and confirmed.

Dated as of April 9, 2008.

MTSC HOLDINGS, INC.,

a California corporation,

	By:	/s/ Paul E. Ross
	Name:	Paul E. Ross
	Title:	Chief Financial Officer

MC HOLDINGS, INC.,

a California corporation

	By:	/s/ Paul E. Ross
	Name:	Paul E. Ross
	Title:	Chief Financial Officer

MEADE CORONADO HOLDINGS CORP.,

a California corporation

	By:	/s/ Paul E. Ross
	Name:	Paul E. Ross
	Title:	Chief Financial Officer